Invesco Total Return Bond ETF (“The Fund”) commenced operations (the “Commencement Date”) on April 6, 2018 as a result of a reorganization approved by shareholders at a special meeting held on February 16, 2018, or at a subsequent adjournment of the special meeting. The Fund acquired all, or substantially all, of the assets and all of the stated liabilities included in the financial statements of corresponding predecessor fund (the “Predecessor Fund”). Prior to the close of business on the Commencement Date, the Predecessor Fund was a separate series of an unaffiliated investment company. Information presented herein prior to the Commencement Date includes information with respect to the Predecessor Fund, except that Predecessor Fund information is not reflected herein to the extent such information is not available to the Fund.